                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

     _____________________________________________________________________

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported):   November 2, 1998



                                 AMEDISYS, INC.
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                        (State or Other Jurisdiction of
                        Incorporation or Organization)


         0-24260                                  11-3131700
 (Commission File Number)            (I.R.S. Employer Identification No.)


        3029 S. Sherwood Forest Blvd., Ste. 300  Baton Rouge, LA  70816
          (Address of principal executive offices including zip code)


                                (225) 292-2031
             (Registrant's telephone number, including area code)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

     Inapplicable.


ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     Disposition

     On November 3, 1998, Amedisys, Inc. (the "Company") and CPII Acquisition Corp. ("CPII") entered into an Asset Purchase Agreement whereby the Company sold certain of the assets, subject to the assumption of certain liabilities, of its proprietary software system (Analytical Medical Systems) and home health care management division (Amedisys Resource Management) to CPII in exchange for $11,000,000 cash consideration. The assets being sold consist primarily of proprietary rights with respect to the home health information system developed and used by the Company and its subsidiaries; deposits, prepayments or prepaid expenses relating to the business; contracts; fixtures and equipment; books and records; rights under warranties; and claims, causes of action, chooses in action, rights of recovery and rights to set-off. The liabilities being assumed are those associated with the assumed contracts. The Company has also agreed to provide limited support services to CPII for the period of one year from the date of the agreement. This disposition has been deemed "significant." Accordingly, pro forma financial information illustrating the effect of the sale are filed herewith.

     Acquisition

     On November 2, 1998, Amedisys, Inc. signed a definitive agreement to purchase certain assets, subject to the assumption of certain liabilities, of 83 home care offices including 35 provider numbers of Columbia/HCA Healthcare Corporation located in Alabama, Georgia, Louisiana, North Carolina, Oklahoma and Tennessee. The Company had no material relationship with Columbia/HCA Healthcare Corporation prior to this transaction. The purchase price of $24,000,000 was calculated using various factors consistent with industry practice, including but not limited to: (i) a dollar figure per home care visit, (ii) number of patients, and (iii) state certificate of need requirements. A portion of the consideration, $10,000,000, less certain liabilities, was payable November 3, 1998 with the balance of $14,000,000 payable pursuant to a one-year promissory note at the prime rate of Union Planter's Bank of Louisiana plus 0.75%. The source for the cash portion of the consideration was from the sale of certain assets. The assets being purchased consist primarily of furniture, fixtures, and equipment; prepaid expenses; advances and deposits; inventory; office supplies; records and files; transferable governmental licenses and permits authorizations; and rights in, to and under specified licenses, contracts, leases, and agreements. The liabilities being assumed are the paid-time-off balances of the Columbia/HCA employees and obligations arising on or subsequent to the closing dates under the assumed contracts. The closing of the transaction will occur in two stages. Assets located in Louisiana and Oklahoma will be acquired November 16, 1998, and the remaining assets will be acquired November 30, 1998. Columbia/HCA has agreed that for a period of two years from the date of closing it will not compete with the Company in the business of providing skilled intermittent home care services in the counties/parishes currently served by the acquired offices. Such covenant does not apply to a home health agency that is acquired as part of an acquisition of a general acute care hospital, skilled nursing facility, ambulatory surgical facility, physician practice management company or assisted living facility. This acquisition is being accounted for as a purchase. The acquisition has been deemed "significant."

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

     Inapplicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Inapplicable.

ITEM 5.     OTHER EVENTS

     On November 2, 1998, the Company and CareSouth Home Health Services, Inc. ("CareSouth"), an affiliate of CPII Acquisition Corp., entered into a Master Corporate Guaranty of Service Agreement whereby the Company agreed to act as guarantor for each Agency Service Agreement between CareSouth and home health agencies which are owned or managed by the Company. Under the Agency Service Agreements, CareSouth has agreed to provide payroll processing, billing services, collection services, cost reporting services and software maintenance and support for the home health agencies. The Master Corporate Guaranty of Service Agreement consolidates the fee structure for the Agency Service Agreements. Under the consolidated fee structure, provided service fees are collected on a per visit basis, which may be adjusted depending on the cumulative number of annual visits.


ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Inapplicable.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          The appropriate financial statements will be filed with the Securities and Exchange Commission no later than 75 days after the consummation of the acquisition.

     (b)  Pro Forma Financial Information.

          The appropriate pro forma financial information relating to the acquisition will be filed with the Securities and Exchange Commission no later than 75 days after the consummation of the acquisition.

          The pro forma financial information relating to the disposition required pursuant to Article 11 of Regulation S-X is attached hereto as Annex A.


ITEM 8.     CHANGE IN FISCAL YEAR

     Inapplicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    AMEDISYS, INC.

                                    By: /s/ Mitchel G. Morel
                                        -----------------------------
                                        Mitchel G. Morel
                                        Chief Financial Officer, Principal
                                        Financial and Accounting Officer



DATE:  November 10, 1998

                                                                                                                             ANNEX A
                                                  AMEDISYS, INC. AND SUBSIDIARIES

                                          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                        AS OF JUNE 30, 1998

                                               (In 000's, except per share amounts)

                                                                                     Effect of
                                                                                      Staffing         Effect
                                                                     Historical        Sale           of sale (1)    Pro Forma
                                                                     ----------      ---------       ---------       ---------
ASSETS

Current Assets:
  Cash                                                               $     471       $   5,075       $     861       $   6,407
  Accounts Receivable, Net of Allowance for Doubtful Accounts            4,292          (1,946)           (586)          1,760
  Prepaid Expenses                                                         891             (28)             (6)            857
  Other Current Assets                                                   4,004             586               0           4,590
                                                                     ---------       ---------       ---------       ---------
      Total Current Assets                                               9,658           3,687             268          13,613

Notes Receivable from Related Parties                                      224               0               0             224

Property, Plant and Equipment, Net                                       6,056             (71)            (40)          5,945

Other Assets, Net                                                       12,374             (46)         23,993          36,321
                                                                     ---------       ---------       ---------       ---------

      Total Assets                                                   $  28,312       $   3,570       $  24,221       $  56,103
                                                                     =========       =========       =========       =========
LIABILITIES

Current Liabilities:
  Notes Payable                                                      $   6,090       $  (1,405)      $    (139)      $   4,546
  Short-Term Debt                                                            0               0          14,000          14,000
  Current Portion of Long-Term Debt                                        927             (45)              0             882
  Accounts Payable                                                       2,486            (346)            (11)          2,129
  Accrued Expenses:
    Payroll and Payroll Taxes                                            1,541            (145)            (52)          1,344
    Insurance                                                            1,020            (233)             (7)            780
    Income Taxes                                                             0               0               0               0
    Other                                                                1,398             (35)              3           1,366
                                                                     ---------       ---------       ---------       ---------
        Total Current Liabilities                                       13,462          (2,209)         13,793          25,046

Long-Term Debt                                                           4,948              (4)              0           4,944
Other Long-Term Liabilities                                              1,136               0               0           1,136
                                                                     ---------       ---------       ---------       ---------
        Total Liabilities                                               19,546          (2,213)         13,793          31,126
                                                                     ---------       ---------       ---------       ---------
Minority Interest                                                            3               0               0               3
                                                                     ---------       ---------       ---------       ---------
STOCKHOLDERS' EQUITY

  Common Stock                                                               3               0               0               3
  Preferred Stock                                                            1               0               0               1
  Additional paid-in capital                                            12,006               0               0          12,006
  Treasury Stock                                                           (25)              0               0             (25)
  Stock Subscriptions Receivable                                            (1)              0               0              (1)
  Retained Earnings (deficit)                                           (3,221)          5,783          10,428          12,990
                                                                     ---------       ---------       ---------       ---------
      Total Stockholders' Equity                                         8,763           5,783          10,428          24,974
                                                                     ---------       ---------       ---------       ---------
        Total Liabilities and Stockholders' Equity                   $  28,312       $   3,570       $  24,221       $  56,103
                                                                     =========       =========       =========       =========

                         AMEDISYS, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                      (In 000's, except per share amounts)


                                                                          Effect of
                                                                           Staffing
                                                         Historical          Sale           Effect of sale(2)       Pro Forma
                                                         -----------     ------------       -----------------      -----------
Income:
     Service Revenue                                    $     24,475     $       (8,795)      $         (667)      $    15,013
     Cost of Service Revenue                                  14,319             (5,933)                (147)            8,239
                                                         -----------      -------------        -------------        ----------

       Gross Margin                                           10,156             (2,862)                (520)            6,774
                                                         -----------      -------------        -------------        ----------

General and Administrative Expenses:
     Salaries and benefits                                     9,389             (1,309)                (192)            7,888
     Other                                                     7,098               (647)                (252)            6,199
                                                         -----------      -------------        -------------        ----------

       Total General and Administrative Expenses              16,487             (1,956)                (444)           14,087
                                                         -----------      -------------        -------------        ----------

       Operating Income (loss)                                (6,331)              (906)                 (76)           (7,313)
                                                         -----------      -------------        -------------        ----------

Other Income and Expense:
     Interest income                                              21                  0                    0                21
     Interest expense                                           (418)                51                   13              (354)
     Miscellaneous                                                25                 (2)                   0                23
                                                         -----------      -------------        -------------        ----------

       Total Other Income and Expense                           (372)                49                   13              (310)
                                                         -----------      -------------        -------------        ----------

Income (loss) before income taxes, minority interest,
    and cumulative effect of change in accounting
    principle                                                 (6,703)              (857)                 (63)           (7,623)

Provision (benefit) for Estimated Income Taxes                (2,279)              (343)                 (25)           (2,647)
                                                         -----------      -------------        -------------        ----------

Income (loss) before Minority Interest                        (4,424)              (514)                 (38)           (4,976)

Minority Interest in Consolidated Subsidiary                       0                  0                    0                 0
                                                         -----------      -------------        -------------        ----------

     Net Income (loss) before cumulative effect of
       change in accounting principle                   $     (4,424)    $         (514)      $          (38)      $    (4,976)
                                                         ===========      =============        =============        ==========


Weighted Average Common Shares Outstanding                     3,057                ---                  ---             3,057

Income (loss) per shared before cumulative effect of
    change in accounting principle                      $      (1.45)           N/A                   N/A          $     (1.63)


                        AMEDISYS, INC. AND SUBSIDIARIES

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997

                     (In 000's, except per share amounts)


                                                                                    Effect of
                                                                                     Staffing
                                                                      Historical       Sale       Effect of sale(3)    Pro Forma
                                                                      -----------   -----------   ----------------    -----------
Income:
     Service Revenue                                                   $   54,496    $  (17,292)      $     (2,992)    $  34,212
     Cost of Service Revenue                                               30,641       (11,545)              (310)       18,786
                                                                         --------      --------        -----------      --------

       Gross Margin                                                        23,855        (5,747)            (2,683)       15,425
                                                                         --------      --------        -----------      --------

General and Administrative Expenses:
     Salaries and benefits                                                 12,651        (1,622)              (359)       10,670
     Other                                                                 11,792          (763)              (595)       10,434
                                                                         --------      --------        -----------      --------

       Total General and Administrative Expenses                           24,443        (2,385)              (953)       21,105
                                                                         --------      --------        -----------      --------

       Operating Income (loss)                                               (588)       (3,362)            (1,729)       (5,679)
                                                                         --------      --------        -----------      --------

Other Income and Expense:
     Interest income                                                           31             0                  0            31
     Interest expense                                                        (870)          136                 40          (694)
     Miscellaneous                                                           (123)           (7)                (6)         (136)
                                                                         --------      --------        -----------      --------

       Total Other Income and Expense                                        (962)          129                 33          (800)
                                                                         --------      --------        -----------      --------

Income (loss) before income taxes, minority interest, and
    cumulative effect of change in accounting principle                    (1,550)       (3,233)            (1,696)       (6,479)

Provision (benefit) for Estimated Income Taxes                               (382)       (1,293)              (678)       (2,353)
                                                                         --------      --------        -----------      --------

Income (loss) before Minority Interest                                     (1,168)       (1,940)            (1,018)       (4,126)

Minority Interest in Consolidated Subsidiary                                  209             0                  0           209
                                                                         --------      --------        -----------      --------

     Net Income (loss) before cumulative effect of
       change in accounting principle                                   $    (959)    $  (1,940)      $     (1,018)    $  (3,917)
                                                                         ========      ========        ===========      ========


Weighted Average Common Shares Outstanding                                  2,735                              ---         2,735

Income (loss) per shared before cumulative effect of
    change in accounting principle                                      $   (0.35)        N/A                N/A       $   (1.43)


                        AMEDISYS, INC. AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

A.   Basis of Presentation

     On November 3, 1998, the Company sold certain assets, subject to the assumption of certain liabilities, of its proprietary software system (Analytical Medical Systems) and home health care management division (Amedisys Resource Management) to CPII Acquisition Corp.

     The accompanying pro forma condensed consolidated balance sheet has been prepared by applying certain pro forma adjustments to historical financial information, assuming the disposition occurred on June 30, 1998. Also reflected in the pro forma condensed consolidated balance sheet are certain adjustments relating to the Columbia/HCA acquisition. These adjustments have been included in the proforma balance sheet in order to provide a more accurate representation of the financial position of the Company.

     The pro forma condensed consolidated statement of operations for the year ended December 31, 1997 and the six-month period ended June 30, 1998 has been prepared based upon certain pro forma adjustments to historical financial information, assuming the disposition occurred on January 1, 1997.

     The pro forma data is not necessarily indicative of the operating results or financial position that would have occurred had the transaction described above been consummated at the dates indicated, nor necessarily indicative of future operating results or financial position.

     Basic net income (loss) per share of common stock is calculated by dividing net income (loss) applicable to common stock by the weighted average number of common shares outstanding during the year. Diluted net income (loss) per share is not presented because stock options and convertible securities outstanding during the periods presented were not dilutive.

B.   Staffing Division Effect of Sale

     On September 21, 1998, the Company sold certain assets, subject to the assumption of certain liabilities, of its wholly-owned subsidiaries of Amedisys Staffing Services, Amedisys Nursing Services, and Amedisys Home Health, Inc. to Nursefinders, Inc. The Company filed a Current Report on Form 8-K with the SEC on October 5, 1998.

C.   Software and Home Health Care Management Division Effect of Sale

     (1) Reflects the Software and Home Health Care Management Division financial position as of June 30, 1998 in the balance sheet in addition to the following adjustments:

               a. Increase to Cash of $11,000,000 to reflect the portion of the purchase price payable upon closing.

               b. Balance sheet adjustments relating to Columbia/HCA acquisition:
                    i) Decrease to Cash of $10,000,000 to reflect portion of purchase price paid at closing.
                    ii) Increase to Short-Term Debt of $14,000,000 to reflect portion of purchase price payable pursuant to a promissory note.
                    iii) Increase to Other Assets to reflect assets, both tangible and intangible, purchased in the transaction.
               c. Decrease to both Cash and Notes Payable of $139,000 to reflect the pay-down on the line of credit which is secured by accounts receivable.

     (2) Reflects the Software and Home Health Care Management Division operating results and direct overhead operating costs for the six month period ending June 30, 1998 in the statement of operations, with an adjustment to the Company's income tax expense assuming an effective tax rate of 40%.

     (3) Reflects the Software and Home Health Care Management Division operating results and direct overhead operating costs for the fiscal year ended December 31, 1997 in the statement of operations, with an adjustment to the Company's income tax expense assuming an effective tax rate of 40%.

                                    EXHIBITS



Exhibit
  No.                                                                   Page

  2.1    Asset Purchase Agreement by and between CPII
         Acquisition Corp. and Amedisys, Inc.......................     A-1

  2.2    Asset Purchase Agreement by and between Columbia/HCA
         Healthcare Corporation and Amedisys, Inc..................     B-1